EXHIBIT 31.3
CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin M. Goodwin, certify that:

1.	I have reviewed this Amendment No. 2 to the annual report on Form 10-K of SonoSite, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Kevin M. Goodwin
Kevin M. Goodwin
President and Chief Executive Officer (Principal Executive Officer)

September 1, 2011